UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 24, 2005
                                                  (August 19, 2005)


                               Global Signal Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                    001-32168              65-0652634
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  (State or other jurisdiction of        (Commission         (IRS Employer
           incorporation)               File Number)      Identification No.)


   301 North Cattlemen Road, Suite 300, Sarasota, Florida           34232
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       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (941) 364-8886
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS.

         On August 24, 2005, Global Signal Inc. (the "Company") issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing that, on August 19, 2005 (and effective as of July 1, 2005), the Company, through its wholly owned indirect subsidiaries, Pinnacle Towers, LLC, Pinnacle Towers Acquisition LLC, Global Signal Acquisitions LLC and Global Signal Acquisitions II, LLC (collectively, the "Subsidiaries"), and Metrocall, Inc., a subsidiary of USA Mobility, Inc., each entered into a Master Antenna Site Lease, pursuant to which USA Mobility, Inc. and/or its affiliates may lease space for its equipment on communications sites owned, managed or leased by the Subsidiaries.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press release dated August 24, 2005.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     GLOBAL SIGNAL INC.
                                                      (Registrant)


                                                     /s/ David Grain
                                                     ---------------------------
                                                     David Grain
                                                     President

Date: August 24, 2005

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                                  EXHIBIT INDEX



Exhibit Number         Exhibit
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    99.1               Press release dated August 24, 2005.